United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 27, 2025
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, John V. Priore provided to the Board of Directors (the “Board”) notification of his resignation from the Board of Priority Technology Holdings, Inc. (the “Company”), effective April 1, 2025. Mr. Priore’s resignation as director from the Board did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Board appointed Clayton Main as a director of the Company to fill the vacancy created by Mr. Priore’s resignation to be effective April 1, 2025. Mr. Main is an experienced executive and has over 20 years in leveraged financing and structured equity investments. Mr. Main will serve on the audit, compensation, and nominating and corporate governance committees of the Board.

Mr. Main will receive compensation for services as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors of the Company. This compensation includes $60,000 in cash and a grant of Restricted Stock Units with a grant date fair value of approximately $100,000 on April 2, 2025. The compensation of the Company’s non-employee directors is determined by the Board and disclosed in the Company’s 2024 proxy statement, which was filed with the Securities and Exchange Commission on April 9, 2024. There are no arrangements or understandings between Mr. Main and any other persons pursuant to which they were selected as a director of the Company. There are no family relationships between Mr. Main and any other director or executive officer of the Company and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulations S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on February 27, 2025, announcing the director resignation described in Item 5.02 above. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated February 27, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2025

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer